The Investment Company of America® Prospectus Supplement May 1, 2015 (for prospectus dated March 1, 2015)

The following is added to the paragraph titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

Bradley J. Vogt, Partner, Capital Research Global Investors, serves as an equity portfolio manager for the fund. Bradley has 28 years of investment experience (all with Capital Research and Management Company or affiliate). He has less than 1 year of experience in managing the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-131-0415P Printed in USA CGD/AFD/10039-S50328

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY